                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 7, 2004
        ----------------------------------------------------------------


                        Generex Biotechnology Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                Delaware                000-25169        82-049021
        ---------------------------- --------------- --------------------
        (State or other jurisdiction   (Commission    (IRS Employer
           of Incorporation)           File Number)   Identification No.)





          33 Harbor Square, Suite 202, Toronto, Ontario Canada M5J 2G2
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 416/364-2551
         ---------------------------------------------------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

On February 27, 2004, Generex Biotechnology Corporation issued a press release announcing that Generex raised an aggregate of $1,764,000 in private placements of Units containing common stock and warrants. Under the terms of the transactions, Generex issued Units containing an aggregate of (i) 1,113,220 shares of common stock and (ii) warrants exercisable for 278,306 shares of common stock to five accredited institutional investors. At the closings, additional investment rights to purchase up to the same number of Units at the same price per Unit were also issued to the investors. Generex is required to register for resale the shares issued in the private placements and the shares issuable upon exercise of all warrants and the additional investment rights. The additional investment rights are exercisable until sixty (60) days after effectiveness of the registration statement covering the resale of the shares of common stock. One Million Dollars of the proceeds is being held in escrow by Generex's attorneys pending satisfaction of certain post-closing conditions, which are not within the control of the investor. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

The following exhibits are filed herewith:

Exhibit No.                         Description
-----------                         -----------

4.1 Securities Purchase Agreement, dated January 7, 2004, by and between Generex Biotechnology Corporation and ICN Capital Limited.

4.2 Registration Rights Agreement, dated January 7, 2004, by and between Generex Biotechnology Corporation and ICN Capital Limited.

4.3      Warrant issued in connection with 4.1.

4.4      Additional Investment Right issued in connection with 4.1.

4.5 Securities Purchase Agreement, dated January 9, 2004, by and between Generex Biotechnology Corporation and Vertical Ventures, LLC.

4.6 Registration Rights Agreement, dated January 9, 2004, by and between Generex Biotechnology Corporation and Vertical Ventures, LLC.

4.7      Warrant issued in connection with 4.5.

4.8      Additional Investment Right issued in connection with 4.5.

4.9 Securities Purchase Agreement, dated February 6, 2004, by and between Generex Biotechnology Corporation and Alexandra Global Master Fund, Ltd.

4.10 Registration Rights Agreement, dated February 6, 2004, by and between Generex Biotechnology Corporation and Alexandra Global Master Fund, Ltd.

4.11     Warrant issued in connection with 4.9.

4.12     Additional Investment Right issued in connection with 4.9.

4.13 Escrow Agreement, dated February 26, 2004, by and among Generex Biotechnology Corporation, Eckert Seamans Cherin & Mellott, LLC and Alexandra Global Master Fund, Ltd.

4.14 Securities Purchase Agreement, dated February 11, 2004, by and between Generex Biotechnology Corporation and Michael Sourlis.

4.15 Registration Rights Agreement, dated February 11, 2004, by and between Generex Biotechnology Corporation and Michael Sourlis.

4.16     Warrant issued in connection with 4.14.

4.17     Additional Investment Right issued in connection with 4.14.

4.18 Securities Purchase Agreement, dated February 13, 2004, by and between Generex Biotechnology Corporation and Zapfe Holdings, Inc.

4.19 Registration Rights Agreement, dated February 13, 2004, by and between Generex Biotechnology Corporation and Zapfe Holdings, Inc.

4.20     Warrant issued in connection with 4.18.

4.21     Additional Investment Right issued in connection with 4.18.

99.1     Press release dated February 27, 2004.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GENEREX BIOTECHNOLOGY CORPORATION



Dated: February 27, 2004                   By: /s/ Rose C. Perri
                                                   --------------------------
                                           Rose C. Perri
                                           Chief Operating Officer
                                           (principal financial officer)